UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06650

Lord abbett research fund, inc.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2015

Item 1:	Report(s) to Shareholders.

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Calibrated Dividend Growth Fund

Growth Opportunities Fund

Small Cap Value Fund

For the fiscal year ended November 30, 2015

Table of Contents

1	A Letter to Shareholders

7	Investment Comparisons

10	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

17	Calibrated Dividend Growth Fund

20	Growth Opportunities Fund

24	Small Cap Value Fund

27	Statements of Assets and Liabilities

29	Statements of Operations

30	Statements of Changes in Net Assets

32	Financial Highlights

44	Notes to Financial Statements

59	Report of Independent Registered Public Accounting Firm

60	Supplemental Information to Shareholders

Lord Abbett Research Fund

Lord Abbett Calibrated Dividend Growth Fund,

Lord Abbett Growth Opportunities Fund,

Lord Abbett Small Cap Value Fund
Annual Report

For the fiscal year ended November 30, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

Lord Abbett Calibrated Dividend Growth Fund

For the fiscal year ended November 30, 2015, the Fund returned -1.34%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the S&P 500® Index1, which returned 2.75% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500®

Index1 rising 2.75% during the trailing 12-month period. Despite this general move upward, there were a few periods of short-term volatility, most notably in January 2015, when the S&P 500® declined 3.0% in total return terms, and in August 2015, when the index dropped 6.0%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices, with oil, in particular, plunging 60% from a June 2014 high to a six-year low in March 2015. Finally, the real U.S. gross domestic product (GDP) initially was reported to have contracted by 0.2% in the first quarter of 2015; however, that figure was later revised up, to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%, while the second estimate from the Bureau of Economic Analysis indicated that real GDP increased 2.1% in the third quarter of 2015.

Among sectors, stock selection within industrials was a detractor from the Fund’s performance relative to its benchmark during the period. Within industrials, one of the largest detractors was Norfolk Southern Corp., a railroad and freight transportation company. A strengthening U.S. dollar continued to place pressure on coal exports, and domestic utilities have faced competition from low natural gas prices, decreasing the demand for coal. Also detracting from performance was an overweight position in Caterpillar Inc., a manufacturer of construction and mining equipment, and other heavy machinery. Caterpillar faced a challenging macro environment, given a downturn in machinery demand across Latin America, Asia, Africa, and the Middle East.

The Fund’s stock selection in the information technology sector also detracted from relative performance. Within information technology, an overweight position in Qualcomm Inc., a wireless technology company, detracted.

Investors showed concern over potential declines in royalty rates, Android delays, and expected cost cutting. Similarly, an overweight allocation to IBM Corp., a technology company, detracted from performance relative to the benchmark. While IBM made progress in its transition to higher value segments and saw growth in several strategic areas, it was not sufficient enough to offset the pressures in its legacy businesses.

Strong stock selection within the utilities sector was the primary contributor to relative performance over the trailing 12 months. Within the utilities sector, an overweight position in SCANA Corp., a regulated electric and natural gas utility company, contributed to relative performance. Shares of SCANA advanced after South Carolina’s Public Service Commission approved the company’s revised construction and capital cost schedules. Also contributing to performance was an overweight position in Excel Energy, Inc., a public utility company. Improved electric and gas margins had a positive impact on Excel’s earnings per share during the period.

The price of oil fell considerably during the period; as such, strong stock selection and an underweight in the energy sector also contributed to performance relative to the Fund’s benchmark.

Lord Abbett Growth Opportunities Fund

For the fiscal year ended November 30, 2015, the Growth Opportunities Fund returned 4.78%, reflecting performance at the net asset value (NAV) of Class A Shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index2, which returned 1.82% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500® Index1 rising 2.75% during the trailing 12-month period. Despite this general move upwards, there were a few periods of short-term volatility, most notably in January 2015, when the S&P 500® Index1 declined 3.0%, and, in August 2015, when the index dropped 6.0%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices, with oil in particular plunging 60% from a June 2014 high to a six year low in March of 2015. Finally, the real U.S. gross domestic product (GDP) initially was reported to have contracted by 0.2% in the first quarter of 2015; however, that figure was later revised up to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%, while the second estimate from the Bureau of Economic Analysis indicated that real GDP increased 2.1% in the third quarter of 2015.

Among sectors, security selection in the consumer discretionary sector was the leading contributor to the Fund’s relative performance during the period. Within this sector, the Fund’s holdings of Expedia, Inc., an online travel company, contributed most. Expedia completed a number of notable acquisitions during the 12-month period, including several that offered immediate cost-saving synergies. Another contributor within the consumer discretionary sector was the Fund’s position in AutoZone Inc., a retailer and distributor of automotive replacement parts. Shares of AutoZone outpaced the broader market (as measured by the S&P 500 Index1) throughout much of 2015, as strong management execution helped the company to capitalize on a favorable industry backdrop for aftermarket auto part retailers.

Security selection in the information technology sector was another contributor to Fund relative performance during the period. Within this sector, the Fund’s holdings of Activision Blizzard, Inc., a developer and publisher of video games, contributed most. Activision made a surprise acquisition of mobile game developer, King Digital, that investors believed would position Activision as one of the top mobile game companies in the world and be immediately accretive. Another contributor within the information technology sector was the Fund’s position in Vantiv, Inc., an electronic payment processing service. After a few quarters of reporting in-line earnings and revenue, Vantiv beat consensus estimates on both metrics in the third quarter of 2015 and raised its forward guidance.

The largest detractor from the Fund’s relative performance during the period was security selection in the consumer staples sector. Within this sector, the Fund’s holdings of Rite Aid Corp., a retail drugstore chain, detracted most. Shares of Rite Aid suffered as a slowdown in “front of the store” sales that began in the second quarter of 2015 persisted through September. Another detractor within the consumer staples sector was the Fund’s position in Whole Foods Market, Inc., a retailer of natural and organic foods and grocer. Whole Foods struggled with competitive pressures throughout the 12-month period, leading to a notable deceleration in sales.

Security selection in the materials sector also detracted from Fund relative performance during the period. Within this sector, the Fund’s holdings of Owens-Illinois, Inc., a manufacturer of glass containers, detracted most. Shares of Owens-Illinois faced some pressure after the company lowered forward guidance following its third quarter 2015 earnings release. Another detractor within the materials sector was the Fund’s position in Huntsman Corp., a manufacturer of chemical products. Huntsman faced some macro pressures related to continued oil price weakness and slowing economic growth in China.

Lord Abbett Small Cap Value Fund

For the fiscal year ended November 30, 2015, the Fund returned 4.76%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Index3, which returned 3.51% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500® Index1 rising 2.75% during the trailing 12-month period. Despite this general move upwards, there were a few periods of short-term volatility, most notably in January 2015 when the S&P 500® Index1 declined 3.0% in total return terms, and in August 2015, when the index dropped 6.0%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices, with oil, in particular, plunging 60% from June 2014 to March 2015, when it reached a six-year low. Finally, the real U.S. gross domestic product (GDP) initially was reported to have contracted by 0.2% in the first quarter of 2015; however, that figure was later revised up to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%, while the advanced estimate from the Bureau of Economic Analysis indicated that real GDP increased 1.5% in the third quarter of 2015.

During the period, stock selection in the financials and consumer discretionary sectors contributed most to the Fund’s relative outperformance. Within the financials sector, shares of HCC Insurance Holdings, Inc., a specialty insurer, immediately increased following the announcement that the company would be acquired at a premium by Tokio Marine Holdings, Inc. Western Alliance Bancorporation, a bank holding company, also contributed to performance as the firm experienced strong annualized loan growth and tax rates below expectations.

A significant contributor to the Fund’s relative performance was consumer discretionary holding Core-Mark Holding Company, Inc. Shares of this marketer of convenience retail industry supply solutions increased during the period as the market seemed to reward the company’s increased sales guidance related to its tobacco product contract wins.

During the period, stock selection in the health care and information technology sectors detracted from the Fund’s relative outperformance. Within the health care sector, shares of ExamWorks Group, Inc., a provider of independent medical examinations and medical-related services, detracted from relative performance, possibly because of slowing revenue growth and legislative headwinds in the United Kingdom. The Fund’s holdings of HealthSouth Corp., an owner and operator of inpatient rehabilitation hospitals, also detracted from the Fund’s performance.

Within the information technology sector, shares of Rovi Corporation, a digital entertainment technology company detracted from relative performance. The market may have reacted poorly to potential future patent issues.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2   The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

3   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Calibrated Dividend Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the S&P 500® Index and the S&P 900® 10-Year Dividend Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

The S&P 900® 10-Year Dividend Growth Index is a custom index that, along with changes in the Fund’s investment strategy, the Fund began disclosing in its prospectus effective September 27, 2012. The graph shows the index’s performance from that date.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2015
	1 Year	5 Years	10 Years	Life of Class
Class A3	-7.04%	9.46%	6.17%	–
Class B4	-6.34%	9.71%	6.23%	–
Class C5	-2.88%	10.01%	6.09%	–
Class F6	-1.20%	10.99%	–	5.96%
Class I7	-1.09%	11.07%	7.14%	–
Class P7	-1.56%	10.59%	6.66%	–
Class R2[6]	-1.69%	10.45%	–	5.52%
Class R3[6]	-1.57%	10.56%	–	5.55%
Class R4[8]	–	–	–	0.85%	*
Class R5[8]	–	–	–	0.98%	*
Class R6[8]	–	–	–	0.98%	*

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2015, is calculated using the SEC-required uniform method to compute such return.

4   Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7   Performance is at net asset value.

8   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

*   Since share Class has existed for less than one year, average annual returns are not provided.

Growth Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2015
	1 Year	5 Years	10 Years	Life of Class
Class A3	-1.25%	9.22%	7.79%	–
Class B4	-0.31%	9.54%	7.88%	–
Class C5	3.13%	9.79%	7.72%	–
Class F6	4.95%	10.76%	–	7.44%
Class I7	5.07%	10.87%	8.80%	–
Class P7	4.56%	10.37%	8.31%	–
Class R2[6]	4.42%	10.21%	–	6.91%
Class R3[6]	4.56%	10.33%	–	7.03%
Class R4[8]	–	–	–	-3.55%	*
Class R5[8]	–	–	–	-3.43%	*
Class R6[8]	–	–	–	-3.39%	*

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2015, is calculated using the SEC-required uniform method to compute such return.

4   Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7   Performance is at net asset value.

8   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

*   Since share Class has existed for less than one year, average annual returns are not provided.

Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell 2000® Index and the Russell 2000® Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2015
	1 Year	5 Years	10 Years	Life of Class
Class A3	-1.26%	8.76%	7.65%	–
Class B4	0.25%	9.04%	7.68%	–
Class C5	3.22%	9.27%	7.53%	–
Class F6	4.90%	10.24%	–	6.41%
Class I7	5.01%	10.36%	8.60%	–
Class P7	4.57%	9.87%	8.12%	–
Class R2[8]	4.38%	9.69%	–	7.73%
Class R3[8]	4.52%	9.84%	–	7.85%
Class R4[9]	–	–	–	-0.88%	*
Class R5[9]	–	–	–	-0.76%	*
Class R6[9]	–	–	–	-0.72%	*

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2015, is calculated using the SEC-required uniform method to compute such return.

4   Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

All returns for periods greater than 8 years reflect this conversion.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7   Performance is at net asset value.

8   Class R2 and R3 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

9   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

*   Since share Class has existed for less than one year, average annual returns are not provided.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 through November 30, 2015).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/15 – 11/30/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Calibrated Dividend Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/15 –
	6/1/15	11/30/15	11/30/15
Class A
Actual	$1,000.00	$979.60	$4.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.31
Class B
Actual	$1,000.00	$975.20	$7.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.05	$8.09
Class C
Actual	$1,000.00	$975.50	$7.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.05	$8.09
Class F
Actual	$1,000.00	$979.70	$3.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class I
Actual	$1,000.00	$980.40	$2.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class P
Actual	$1,000.00	$977.90	$5.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.80	$5.32
Class R2
Actual	$1,000.00	$977.90	$5.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$6.07
Class R3
Actual	$1,000.00	$978.30	$5.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.52
Class R4
Actual	$1,000.00	$1,008.50	$3.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.31	$3.68
Class R5
Actual	$1,000.00	$1,009.80	$2.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.44	$2.54
Class R6
Actual	$1,000.00	$1,009.80	$2.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$2.07

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.85% for Class A, 1.60% for Classes B and C, 0.70% for Class F, 0.60% for Class I, 1.05% for Class P, 1.20% for Class R2, 1.09% for Class R3, 0.87% for Class R4, 0.60% for Class R5 and 0.49% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 153/365 (to reflect the period from June 30, 2015, commencement of operations, to November 30, 2015, for Classes R4, R5 and R6).

Portfolio Holdings Presented by Sector

November 30, 2015

Sector*	%**
Consumer Discretionary	12.71%
Consumer Staples	19.90%
Energy	6.69%
Financials	5.58%
Health Care	10.64%
Industrials	19.33%
Information Technology	8.06%
Materials	5.83%
Telecommunication Services	4.51%
Utilities	6.39%
Repurchase Agreement	0.36%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/15 –
	6/1/15	11/30/15	11/30/15
Class A
Actual	$1,000.00	$963.20	$ 6.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$ 6.53
Class B
Actual	$1,000.00	$959.90	$ 9.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.89	$10.25
Class C
Actual	$1,000.00	$959.40	$ 9.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.89	$10.25
Class F
Actual	$1,000.00	$963.80	$ 5.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.35	$ 5.77
Class I
Actual	$1,000.00	$964.50	$ 5.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.85	$ 5.27
Class P
Actual	$1,000.00	$962.20	$ 7.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$ 7.54
Class R2
Actual	$1,000.00	$961.70	$ 8.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.85	$ 8.29
Class R3
Actual	$1,000.00	$962.20	$ 7.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.40	$ 7.74
Class R4
Actual	$1,000.00	$964.50	$ 5.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.72	$ 5.28
Class R5
Actual	$1,000.00	$965.70	$ 4.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.77	$ 4.23
Class R6
Actual	$1,000.00	$966.10	$ 3.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.35	$ 3.64

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.29% for Class A, 2.03% for Classes B and C, 1.14% for Class F, 1.04% for Class I, 1.49% for Class P, 1.64% for Class R2, 1.53% for Class R3, 1.25% for Class R4, 1.00% for Class R5 and 0.86% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for classes A, B, C, F, I, P, R2 and R3) and multiplied by 153/365 (to reflect the period from June 30, 2015, commencement of operations, to November 30, 2015, for Classes R4, R5 and R6).

Portfolio Holdings Presented by Sector

November 30, 2015

Sector*	%**
Consumer Discretionary	21.25%
Consumer Staples	8.69%
Financials	8.18%
Health Care	17.57%
Industrials	15.85%
Information Technology	23.25%
Materials	4.72%
Repurchase Agreement	0.49%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/15 –
	6/1/15	11/30/15	11/30/15
Class A
Actual	$1,000.00	$1,003.70	$5.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.02
Class B
Actual	$1,000.00	$1,000.00	$9.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.34	$9.80
Class C
Actual	$1,000.00	$999.50	$9.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.39	$9.75
Class F
Actual	$1,000.00	$1,004.10	$5.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.85	$5.27
Class I
Actual	$1,000.00	$1,004.70	$4.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.76
Class P
Actual	$1,000.00	$1,002.70	$6.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$7.03
Class R2
Actual	$1,000.00	$1,001.50	$7.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.35	$7.79
Class R3
Actual	$1,000.00	$1,002.30	$7.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.13
Class R4
Actual	$1,000.00	$991.20	$4.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.10	$4.90
Class R5
Actual	$1,000.00	$992.40	$3.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.19	$3.81
Class R6
Actual	$1,000.00	$992.80	$3.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.48	$3.51

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.19% for Class A, 1.94% for Class B, 1.93% for Class C, 1.04% for Class F, 0.94% for Class I, 1.39% for Class P, 1.54% for Class R2, 1.41% for Class R3, 1.16% for Class R4, 0.90% for Class R5 and 0.83% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 153/365 (to reflect the period from June 30, 2015, commencement of operations, to November 30, 2015, for Classes R4, R5 and R6).

Portfolio Holdings Presented by Sector

November 30, 2015

Sector*	%**
Consumer Discretionary	11.23%
Consumer Staples	5.71%
Energy	4.76%
Financials	27.39%
Health Care	7.44%
Industrials	11.84%
Information Technology	18.86%
Materials	8.53%
Telecommunication Services	0.93%
Utilities	2.53%
Repurchase Agreement	0.78%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

CALIBRATED DIVIDEND GROWTH FUND November 30, 2015

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.35%

Aerospace & Defense 7.04%
General Dynamics Corp.	204,100	$29,892
Lockheed Martin Corp.	166,061	36,394
Northrop Grumman Corp.	112,100	20,891
Raytheon Co.	65,900	8,174
United Technologies Corp.	402,900	38,699
Total		134,050

Air Freight & Logistics 2.44%
FedEx Corp.	292,835	46,426

Auto Components 1.00%
Johnson Controls, Inc.	413,900	19,039

Banks 0.32%
People’s United Financial, Inc.	367,100	6,149

Beverages 3.10%
Coca-Cola Co. (The)	680,479	29,002
PepsiCo, Inc.	300,602	30,108
Total		59,110

Biotechnology 2.06%
AbbVie, Inc.	675,007	39,252

Capital Markets 0.97%
SEI Investments Co.	123,300	6,706
T. Rowe Price Group, Inc.	154,500	11,765
Total		18,471

Chemicals 5.46%
Air Products & Chemicals, Inc.	35,200	4,819
Ecolab, Inc.	42,600	5,076
International Flavors & Fragrances, Inc.	43,000	5,160
Monsanto Co.	364,349	34,672
PPG Industries, Inc.	116,686	12,338
Sherwin-Williams Co. (The)	99,100	27,359
Valspar Corp. (The)	172,166	14,546
Total		103,970
Investments	Shares	Fair Value (000)
Communications Equipment 2.04%
Harris Corp.	26,300	$2,186
QUALCOMM, Inc.	750,926	36,638
Total		38,824

Containers & Packaging 0.36%
Bemis Co., Inc.	144,000	6,785

Diversified Telecommunication Services 4.49%
AT&T, Inc.	1,258,664	42,379
Verizon Communications, Inc.	950,100	43,182
Total		85,561

Electric: Utilities 3.84%
Edison International	346,700	20,580
Eversource Energy	67,300	3,429
NextEra Energy, Inc.	268,267	26,789
Westar Energy, Inc.	108,000	4,609
Xcel Energy, Inc.	493,900	17,613
Total		73,020

Electrical Equipment 0.44%
Emerson Electric Co.	166,088	8,304

Energy Equipment & Services 0.40%
Helmerich & Payne, Inc.	129,708	7,556

Food & Staples Retailing 8.22%
Costco Wholesale Corp.	145,400	23,470
CVS Health Corp.	472,800	44,486
Sysco Corp.	116,300	4,780
Wal-Mart Stores, Inc.	292,670	17,221
Walgreens Boots Alliance, Inc.	790,719	66,444
Total		156,401

Food Products 1.71%
Archer-Daniels-Midland Co.	449,100	16,387
General Mills, Inc.	280,900	16,225
Total		32,612

See Notes to Financial Statements.	17

Schedule of Investments (continued)

CALIBRATED DIVIDEND GROWTH FUND November 30, 2015

Investments	Shares	Fair Value (000)
Gas Utilities 0.49%
UGI Corp.	269,250	$9,335

Health Care Equipment & Supplies 3.66%
Becton, Dickinson & Co.	122,300	18,376
C.R. Bard, Inc.	87,097	16,271
Medtronic plc (Ireland)(a)	464,703	35,011
Total		69,658

Health Care Providers & Services 2.37%
AmerisourceBergen Corp.	106,700	10,525
Cardinal Health, Inc.	398,252	34,588
Total		45,113

Hotels, Restaurants & Leisure 3.07%
Darden Restaurants, Inc.	232,500	13,059
McDonald’s Corp.	353,826	40,393
Yum! Brands, Inc.	68,400	4,960
Total		58,412

Household Durables 0.26%
Leggett & Platt, Inc.	106,300	4,954

Household Products 3.88%
Colgate-Palmolive Co.	273,200	17,944
Kimberly-Clark Corp.	273,515	32,589
Procter & Gamble Co. (The)	311,400	23,305
Total		73,838

Industrial Conglomerates 4.51%
3M Co.	451,610	70,713
Roper Technologies, Inc.	77,800	15,054
Total		85,767

Information Technology Services 3.76%
Accenture plc Class A (Ireland)(a)	179,300	19,225
Automatic Data Processing, Inc.	106,900	9,221
International Business Machines Corp.	309,700	43,178
Total		71,624
Investments	Shares	Fair Value (000)
Insurance 4.27%
ACE Ltd. (Switzerland)(a)	470,221	$54,005
Aflac, Inc.	209,965	13,698
Hanover Insurance Group, Inc. (The)	67,200	5,685
Old Republic International Corp.	419,700	7,958
Total		81,346

Leisure Products 1.62%
Hasbro, Inc.	420,932	30,766

Machinery 3.50%
Cummins, Inc.	96,500	9,686
Illinois Tool Works, Inc.	50,900	4,784
Parker-Hannifin Corp.	260,600	27,274
Stanley Black & Decker, Inc.	228,200	24,910
Total		66,654

Multi-Line Retail 0.74%
Target Corp.	194,500	14,101

Multi-Utilities 2.04%
Consolidated Edison, Inc.	299,900	18,639
SCANA Corp.	342,351	20,246
Total		38,885

Oil, Gas & Consumable Fuels 6.28%
Chevron Corp.	727,762	66,459
EOG Resources, Inc.	130,734	10,907
Occidental Petroleum Corp.	413,897	31,287
ONEOK, Inc.	367,800	10,843
Total		119,496

Pharmaceuticals 2.51%
Johnson & Johnson	472,723	47,858

Professional Services 0.93%
Robert Half International, Inc.	346,700	17,744

Road & Rail 0.42%
Ryder System, Inc.	120,500	7,948

18	See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIBRATED DIVIDEND GROWTH FUND November 30, 2015

Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 2.23%
Analog Devices, Inc.	191,200	$11,784
Microchip Technology, Inc.	635,167	30,666
Total		42,450

Specialty Retail 4.30%
Gap, Inc. (The)	273,500	7,311
Lowe’s Cos., Inc.	777,375	59,547
Ross Stores, Inc.	289,200	15,041
Total		81,899

Textiles, Apparel & Luxury Goods 1.69%
NIKE, Inc. Class B	242,600	32,091

Tobacco 2.93%
Altria Group, Inc.	183,015	10,542
Reynolds American, Inc.	979,100	45,283
Total		55,825
Total Common Stocks (cost $1,842,675,784)		1,891,294
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.36%

Repurchase Agreement
Repurchase Agreement dated 11/30/2015, Zero Coupon due 12/1/2015 with Fixed Income Clearing Corp. collateralized by $7,015,000 of U.S. Treasury Note at 1.50% due 10/31/2019; value: $7,023,769; proceeds: $6,885,960 (cost $6,885,960)	$6,886	$6,886
Total Investments in Securities 99.71% (cost $1,849,561,744)		1,898,180
Cash and Other Assets in Excess of Liabilities(b) 0.29%		5,495
Net Assets 100.00%		$1,903,675

(a)	Foreign security traded in U.S. dollars.
(b)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at November 30, 2015:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation
E- Mini S&P 500 Index	December 2015	73	Long	$7,591,270	$334,756

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$1,891,294	$–	$–	$1,891,294
Repurchase Agreement	–	6,886	–	6,886
Total	$1,891,294	$6,886	$–	$1,898,180

Other Financial Instruments
Futures Contracts
Assets	$335	$–	$–	$335
Liabilities	–	–	–	–
Total	$335	$–	$–	$335

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2015.

See Notes to Financial Statements.	19

Schedule of Investments

GROWTH OPPORTUNITIES FUND November 30, 2015

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.63%

Aerospace & Defense 0.68%
TransDigm Group, Inc.*	18,270	$4,287

Airlines 1.17%
United Continental Holdings, Inc.*	132,825	7,402

Auto Components 1.65%
Delphi Automotive plc (United Kingdom)(a)	118,826	10,442

Beverages 3.33%
Brown-Forman Corp. Class B	78,255	8,024
Dr. Pepper Snapple Group, Inc.	84,363	7,572
Monster Beverage Corp.*	35,898	5,550
Total		21,146

Biotechnology 2.29%
BioMarin Pharmaceutical, Inc.*	65,170	6,215
Incyte Corp.*	48,994	5,597
Medivation, Inc.*	64,566	2,730
Total		14,542

Building Products 2.25%
Fortune Brands Home & Security, Inc.	165,454	9,095
Lennox International, Inc.	37,901	5,152
Total		14,247

Capital Markets 0.90%
Affiliated Managers Group, Inc.*	32,118	5,692

Chemicals 4.04%
Axalta Coating Systems Ltd.*	86,974	2,524
International Flavors & Fragrances, Inc.	55,510	6,662
RPM International, Inc.	171,959	8,079
Sherwin-Williams Co. (The)	30,251	8,351
Total		25,616
Investments	Shares	Fair Value (000)
Commercial Services & Supplies 1.01%
Tyco International plc	180,936	$6,389

Containers & Packaging 0.68%
Owens-Illinois, Inc.*	224,132	4,324

Distributors 0.62%
LKQ Corp.*	134,439	3,965

Diversified Financial Services 3.33%
Intercontinental Exchange, Inc.	48,818	12,685
Moody’s Corp.	81,678	8,422
Total		21,107

Electrical Equipment 1.96%
AMETEK, Inc.	139,801	7,893
Rockwell Automation, Inc.	42,985	4,575
Total		12,468

Electronic Equipment, Instruments & Components 1.82%
Amphenol Corp. Class A	151,543	8,343
Fitbit, Inc. Class A*	110,878	3,184
Total		11,527

Food Products 4.01%
Hershey Co. (The)	89,724	7,744
Kellogg Co.	91,582	6,298
McCormick & Co., Inc.	76,879	6,606
Mead Johnson Nutrition Co.	59,746	4,815
Total		25,463

Health Care Equipment & Supplies 5.39%
Align Technology, Inc.*	116,714	7,789
C.R. Bard, Inc.	32,971	6,160
Cooper Cos., Inc. (The)	38,886	5,687
IDEXX Laboratories, Inc.*	107,546	7,616
NuVasive, Inc.*	40,488	2,111
Sirona Dental Systems, Inc.*	44,329	4,809
Total		34,172

20	See Notes to Financial Statements.

Schedule of Investments (continued)

GROWTH OPPORTUNITIES FUND November 30, 2015

Investments	Shares	Fair Value (000)
Health Care Providers & Services 5.16%
AmerisourceBergen Corp.	54,231	$5,349
Centene Corp.*	131,473	7,593
Diplomat Pharmacy, Inc.*	129,937	4,565
Envision Healthcare Holdings, Inc.*	174,327	4,794
Henry Schein, Inc.*	44,066	6,895
Universal Health Services, Inc. Class B	29,315	3,562
Total		32,758

Health Care Technology 1.26%
Cerner Corp.*	133,727	7,970

Hotels, Restaurants & Leisure 4.60%
Chipotle Mexican Grill, Inc.*	7,733	4,482
Hilton Worldwide Holdings, Inc.	335,484	7,790
Norwegian Cruise Line Holdings Ltd.*	137,847	7,918
Panera Bread Co. Class A*	27,295	4,962
Starwood Hotels & Resorts Worldwide, Inc.	56,239	4,040
Total		29,192

Household Durables 1.05%
Mohawk Industries, Inc.*	34,795	6,636

Household Products 0.85%
Church & Dwight Co., Inc.	63,102	5,412

Industrial Conglomerates 1.59%
Roper Technologies, Inc.	51,992	10,060

Information Technology Services 6.63%
Alliance Data Systems Corp.*	44,174	12,671
Booz Allen Hamilton Holding Corp.	177,190	5,395
Fidelity National Information Services, Inc.	73,469	4,678
Fiserv, Inc.*	104,998	10,105
Vantiv, Inc. Class A*	174,558	9,201
Total		42,050
Investments	Shares	Fair Value (000)
Internet & Catalog Retail 0.93%
Expedia, Inc.	48,020	$5,912

Internet Software & Services 4.04%
Akamai Technologies, Inc.*	79,321	4,569
CoStar Group, Inc.*	40,369	8,447
LinkedIn Corp. Class A*	42,519	10,337
Pandora Media, Inc.*	162,900	2,248
Total		25,601

Leisure Products 0.98%
Hasbro, Inc.	85,153	6,224

Life Sciences Tools & Services 1.39%
Mettler-Toledo International, Inc.*	25,754	8,828

Machinery 3.47%
IDEX Corp.	97,105	7,652
Ingersoll-Rand plc	67,171	3,941
Middleby Corp. (The)*	33,103	3,642
Wabtec Corp.	84,709	6,787
Total		22,022

Multi-Line Retail 2.58%
Dollar General Corp.	137,819	9,015
Dollar Tree, Inc.*	97,878	7,386
Total		16,401

Personal Products 0.50%
Coty, Inc. Class A	114,024	3,168

Pharmaceuticals 2.09%
Perrigo Co. plc (Ireland)(a)	31,886	4,764
Zoetis, Inc.	182,255	8,511
Total		13,275

Professional Services 1.22%
Towers Watson & Co. Class A	34,173	4,597
Verisk Analytics, Inc.*	41,953	3,144
Total		7,741

See Notes to Financial Statements.	21

Schedule of Investments (continued)

GROWTH OPPORTUNITIES FUND November 30, 2015

Investments	Shares	Fair Value (000)
Real Estate Investment Trusts 1.51%
Equinix, Inc.	32,212	$9,551

Real Estate Management & Development 2.46%
CBRE Group, Inc. Class A*	263,888	9,888
Realogy Holdings Corp.*	137,979	5,700
Total		15,588

Road & Rail 0.91%
J.B. Hunt Transport Services, Inc.	73,479	5,749

Semiconductors & Semiconductor Equipment 2.73%
Cavium, Inc.*	100,441	6,741
Freescale Semiconductor Ltd.*	102,574	3,991
Microchip Technology, Inc.	135,854	6,559
Total		17,291

Software 8.07%
Activision Blizzard, Inc.	294,333	11,085
FireEye, Inc.*	112,909	2,583
Red Hat, Inc.*	153,010	12,457
ServiceNow, Inc.*	115,044	10,010
Splunk, Inc.*	71,458	4,252
Tableau Software, Inc. Class A*	49,212	4,775
Workday, Inc. Class A*	71,800	6,010
Total		51,172

Specialty Retail 7.59%
Advance Auto Parts, Inc.	29,765	4,844
AutoZone, Inc.*	16,914	13,257
L Brands, Inc.	110,287	10,522
Tiffany & Co.	55,322	4,408
Tractor Supply Co.	85,405	7,631
Ulta Salon, Cosmetics & Fragrance, Inc.*	44,931	7,503
Total		48,165
Investments	Shares	Fair Value (000)
Textiles, Apparel & Luxury Goods 1.26%
lululemon athletica, Inc. (Canada)*(a)	82,411	$3,941
Under Armour, Inc. Class A*	47,108	4,062
Total		8,003

Trading Companies & Distributors 1.63%
HD Supply Holdings, Inc.*	223,991	7,085
United Rentals, Inc.*	41,046	3,229
Total		10,314
Total Common Stocks (cost $553,570,223)		631,872

	Principal Amount (000)
SHORT-TERM INVESTMENT 0.49%

Repurchase Agreement
Repurchase Agreement dated 11/30/2015, Zero Coupon due 12/1/2015 with Fixed Income Clearing Corp. collateralized by $3,110,000 of U.S. Treasury Note at 2.25% due 11/30/2017; value: $3,191,638; proceeds: $3,128,412 (cost $3,128,412)	$3,128	3,128
Total Investments in Securities 100.12% (cost $556,698,635)		635,000
Liabilities in Excess of Cash and Other Assets (0.12)%		(775)
Net Assets 100.00%		$634,225

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

22	See Notes to Financial Statements.

Schedule of Investments (concluded)

GROWTH OPPORTUNITIES FUND November 30, 2015

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$631,872	$–	$–	$631,872
Repurchase Agreement	–	3,128	–	3,128
Total	$631,872	$3,128	$–	$635,000

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2015.

See Notes to Financial Statements.	23

Schedule of Investments

SMALL CAP VALUE FUND November 30, 2015

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.24%

Aerospace & Defense 2.59%
Hexcel Corp.	455,800	$21,463
Teledyne Technologies, Inc.*	137,269	12,699
Total		34,162

Auto Components 0.51%
Gentherm, Inc.*	134,020	6,814

Banks 13.90%
Columbia Banking System, Inc.	413,000	14,678
First Merchants Corp.	756,524	20,577
PrivateBancorp, Inc.	721,900	31,843
Renasant Corp.	645,109	23,566
Signature Bank*	149,200	23,596
South State Corp.	484,349	38,075
Western Alliance Bancorp*	805,347	31,239
Total		183,574

Building Products 2.06%
Advanced Drainage Systems, Inc.	328,811	8,816
Patrick Industries, Inc.*	442,822	18,346
Total		27,162

Capital Markets 0.02%
Ares Management LP	21,753	306

Chemicals 2.84%
Minerals Technologies, Inc.	371,700	22,874
PolyOne Corp.	408,100	14,684
Total		37,558

Commercial Services & Supplies 0.77%
Multi-Color Corp.	163,300	10,208

Communications Equipment 1.46%
ARRIS Group, Inc.*	631,956	19,319
Investments	Shares	Fair Value (000)
Construction & Engineering 4.73%
AECOM*	743,897	$23,678
EMCOR Group, Inc.	386,300	19,470
Primoris Services Corp.	838,000	19,341
Total		62,489

Containers & Packaging 3.38%
AptarGroup, Inc.	247,800	18,456
Berry Plastics Group, Inc.*	483,600	17,584
Multi Packaging Solutions International Ltd.*	506,773	8,569
Total		44,609

Distributors 1.45%
Core-Mark Holding Co., Inc.	224,600	19,156

Diversified Telecommunication Services 0.94%
Cogent Communications Holdings, Inc.	368,395	12,363

Electric: Utilities 2.53%
IDACORP, Inc.	490,500	33,374

Electronic Equipment, Instruments & Components 2.68%
Cognex Corp.	270,947	10,052
Littelfuse, Inc.	233,100	25,305
Total		35,357

Food & Staples Retailing 1.49%
Casey’s General Stores, Inc.	124,400	14,464
United Natural Foods, Inc.*	118,329	5,196
Total		19,660

Food Products 2.52%
Diamond Foods, Inc.*	280,800	11,367
Pinnacle Foods, Inc.	503,600	21,927
Total		33,294

24	See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2015

Investments	Shares	Fair Value (000)
Health Care Equipment & Supplies 3.55%
STERIS plc (United Kingdom)(a)	382,855	$29,242
West Pharmaceutical Services, Inc.	280,500	17,686
Total		46,928

Health Care Providers & Services 3.89%
ExamWorks Group, Inc.*	537,700	14,206
HealthSouth Corp.	638,300	22,462
MEDNAX, Inc.*	205,400	14,659
Total		51,327

Hotels, Restaurants & Leisure 2.00%
Cheesecake Factory, Inc. (The)	296,500	13,974
Denny’s Corp.*	1,289,600	12,432
Total		26,406

Household Durables 1.69%
Helen of Troy Ltd.*	216,000	22,337

Household Products 1.70%
WD-40 Co.	227,839	22,504

Information Technology Services 6.99%
Acxiom Corp.*	655,744	15,017
Booz Allen Hamilton Holding Corp.	716,661	21,822
Cardtronics, Inc.*	374,100	14,070
Jack Henry & Associates, Inc.	288,800	22,925
MAXIMUS, Inc.	326,805	18,546
Total		92,380

Insurance 3.33%
Allied World Assurance Co. Holdings AG (Switzerland)(a)	333,500	12,113
RenaissanceRe Holdings Ltd.	287,300	31,821
Total		43,934

Machinery 1.21%
Barnes Group, Inc.	413,573	15,931
Investments	Shares	Fair Value (000)
Marine 0.49%
Kirby Corp.*	100,269	$6,477

Media 1.21%
AMC Networks, Inc. Class A*	196,853	16,006

Metals & Mining 1.00%
Reliance Steel & Aluminum Co.	224,500	13,203

Oil, Gas & Consumable Fuels 4.76%
Carrizo Oil & Gas, Inc.*	655,500	26,469
Parsley Energy, Inc. Class A*	862,300	16,944
Rice Energy, Inc.*	934,617	12,599
RSP Permian, Inc.*	241,055	6,841
Total		62,853

Paper & Forest Products 1.31%
KapStone Paper and Packaging Corp.	712,100	17,283

Real Estate Investment Trusts 7.07%
CoreSite Realty Corp.	408,400	23,920
First Industrial Realty Trust, Inc.	1,126,930	25,750
Physicians Realty Trust	1,352,221	21,649
Retail Opportunity Investments Corp.	1,208,900	22,111
Total		93,430

Real Estate Management & Development 1.86%
Kennedy-Wilson Holdings, Inc.	658,600	17,190
Marcus & Millichap, Inc.*	223,877	7,345
Total		24,535

Semiconductors & Semiconductor Equipment 4.47%
Cypress Semiconductor Corp.*	1,524,364	16,493
Synaptics, Inc.*	265,533	23,837
Teradyne, Inc.	898,400	18,669
Total		58,999

See Notes to Financial Statements.	25

Schedule of Investments (concluded)

SMALL CAP VALUE FUND November 30, 2015

Investments	Shares	Fair Value (000)
Software 0.94%
Mentor Graphics Corp.	664,400	$12,444

Specialty Retail 3.87%
American Eagle Outfitters, Inc.	483,200	7,523
Express, Inc.*	653,600	10,941
Francesca’s Holdings Corp.*	1,256,600	18,761
Penske Automotive Group, Inc.	298,000	13,905
Total		51,130

Technology Hardware, Storage & Peripherals 2.32%
Electronics for Imaging, Inc.*	624,900	30,670

Textiles, Apparel & Luxury Goods 0.49%
Steven Madden Ltd.*	203,133	6,480

Thrifts & Mortgage Finance 1.22%
Essent Group Ltd.*	649,600	16,058
Total Common Stocks (cost $953,550,152)		1,310,720
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.78%

Repurchase Agreement
Repurchase Agreement dated 11/30/2015, Zero Coupon due 12/1/2015 with Fixed Income Clearing Corp. collateralized by $10,245,000 of U.S. Treasury Note at 2.25% due 11/30/2017; value: $10,513,931; proceeds: $10,303,378 (cost $10,303,378)	$10,303	$10,303
Total Investments in Securities 100.02% (cost $963,853,530)		1,321,023
Liabilities in Excess of Cash & Other Assets (0.02)%		(237)
Net Assets 100.00%		$1,320,786

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$1,310,720	$–	$–	$1,310,720
Repurchase Agreement	–	10,303	–	10,303
Total	$1,310,720	$10,303	$–	$1,321,023

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2015.

26	See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2015

	Calibrated	Growth
	Dividend	Opportunities	Small Cap
	Growth Fund	Fund	Value Fund
ASSETS:
Investments in securities, at cost	$1,849,561,744	$556,698,635	$963,853,530
Investments in securities, at fair value	$1,898,180,474	$634,999,697	$1,321,023,167
Deposits with brokers for futures collateral	335,800	–	–
Cash	1,134,169	515,273	1,697,043
Receivables:
Investment securities sold	1,856,282	–	1,905,039
Dividends	5,528,067	371,037	702,757
Capital shares sold	616,089	562,497	491,651
From advisor (See Note 3)	305,996	–	–
Prepaid expenses and other assets	69,208	73,287	72,767
Total assets	1,908,026,085	636,521,791	1,325,892,424
LIABILITIES:
Payables:
Investment securities purchased	–	968,400	–
Capital shares reacquired	1,855,705	377,079	3,144,879
12b-1 distribution plan	525,402	164,552	177,835
Management fee	984,812	390,749	817,075
Directors’ fees	313,085	105,928	458,097
Fund administration	62,914	20,840	43,577
Variation margin	36,899	–	–
To affiliates (See Note 3)	–	6,364	32,558
Accrued expenses	572,436	262,685	432,455
Total liabilities	4,351,253	2,296,597	5,106,476
NET ASSETS	$1,903,674,832	$634,225,194	$1,320,785,948
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,726,866,401	$483,440,384	$736,217,862
Undistributed (distributions in excess of) net investment income	5,639,444	(105,928)	(1,228,326)
Accumulated net realized gain on investments and futures contracts	122,215,501	72,589,676	228,626,775
Net unrealized appreciation on investments and futures contracts	48,953,486	78,301,062	357,169,637
Net Assets	$1,903,674,832	$634,225,194	$1,320,785,948

See Notes to Financial Statements.	27

Statements of Assets and Liabilities (concluded)

November 30, 2015

	Calibrated	Growth
	Dividend	Opportunities	Small Cap
	Growth Fund	Fund	Value Fund
Net assets by class:
Class A Shares	$1,498,458,513	$409,625,690	$456,842,946
Class B Shares	$19,756,332	$6,691,281	$1,826,569
Class C Shares	$245,054,678	$61,670,378	$35,312,102
Class F Shares	$99,737,266	$21,956,082	$24,245,806
Class I Shares	$15,506,823	$101,062,656	$736,889,513
Class P Shares	$1,834,152	$3,997,581	$58,956,861
Class R2 Shares	$1,107,945	$941,148	$287,654
Class R3 Shares	$22,188,840	$28,251,413	$6,394,733
Class R4 Shares	$10,086	$9,646	$9,913
Class R5 Shares	$10,096	$9,657	$9,924
Class R6 Shares	$10,101	$9,662	$9,927
Outstanding shares by class:
Class A Shares (400, 100 and 300 million shares of common stock authorized, $.001 par value)	103,933,160	19,067,880	16,815,198
Class B Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	1,383,302	382,650	90,840
Class C Shares (40, 20 and 20 million shares of common stock authorized, $.001 par value)	17,177,527	3,527,749	1,754,203
Class F Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	6,921,903	994,309	891,307
Class I Shares (100, 30 and 200 million shares of common stock authorized, $.001 par value)	1,067,828	4,276,536	24,456,923
Class P Shares (20, 20 and 50 million shares of common stock authorized, $.001 par value)	126,728	188,979	2,231,074
Class R2 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	76,321	45,184	10,924
Class R3 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	1,545,646	1,338,414	241,216
Class R4 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	699.36	449	364.83
Class R5 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	695.447	408.50	329.27
Class R6 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	695.447	408.50	329.27
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$14.42	$21.48	$27.17
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$15.30	$22.79	$28.83
Class B Shares-Net asset value	$14.28	$17.49	$20.11
Class C Shares-Net asset value	$14.27	$17.48	$20.13
Class F Shares-Net asset value	$14.41	$22.08	$27.20
Class I Shares-Net asset value	$14.52	$23.63	$30.13
Class P Shares-Net asset value	$14.47	$21.15	$26.43
Class R2 Shares-Net asset value	$14.52	$20.83	$26.33
Class R3 Shares-Net asset value	$14.36	$21.11	$26.51
Class R4 Shares-Net asset value	$14.42	$21.48	$27.17
Class R5 Shares-Net asset value	$14.52	$23.64	$30.14
Class R6 Shares-Net asset value	$14.52	$23.65	$30.15

28	See Notes to Financial Statements.

Statements of Operations

For the Year Ended November 30, 2015

	Calibrated	Growth
	Dividend	Opportunities	Small Cap
	Growth Fund	Fund	Value Fund
Investment income:
Dividends	$53,776,447	$5,672,972	$16,004,397
Total investment income	53,776,447	5,672,972	16,004,397
Expenses:
Management fee	12,639,671	5,206,943	11,407,329
12b-1 distribution plan-Class A	3,942,976	1,055,104	1,324,252
12b-1 distribution plan-Class B	268,057	93,252	25,563
12b-1 distribution plan-Class C	2,618,174	626,285	374,212
12b-1 distribution plan-Class F	116,533	21,389	26,615
12b-1 distribution plan-Class P	9,784	19,323	360,359
12b-1 distribution plan-Class R2	6,707	6,009	1,470
12b-1 distribution plan-Class R3	111,144	149,699	35,244
12b-1 distribution plan-Class R4	11	10	10
Shareholder servicing	2,324,186	1,077,296	1,529,418
Fund administration	811,350	277,704	608,391
Subsidy (See Note 3)	–	156,319	475,477
Registration	151,567	108,195	124,700
Reports to shareholders	189,983	79,013	55,162
Professional	93,569	57,843	59,943
Custody	72,609	23,417	43,806
Directors’ fees	57,714	19,997	46,260
Other	268,070	110,941	212,816
Gross expenses	23,682,105	9,088,739	16,711,027
Expense reductions (See Note 9)	(1,945)	(550)	(1,237)
Fees waived and expenses reimbursed (See Note 3)	(4,436,533)	–	–
Net expenses	19,243,627	9,088,189	16,709,790
Net investment income (loss)	34,532,820	(3,415,217)	(705,393)
Net realized and unrealized gain (loss):
Net realized gain on investments	127,234,717	82,108,893	277,559,730
Net realized gain on futures contracts	216,897	–	–
Net change in unrealized appreciation/depreciation on investments	(192,894,334)	(40,512,324)	(199,535,571)
Net change in unrealized appreciation/depreciation on futures contracts	(24,518)	–	–
Net realized and unrealized gain (loss)	(65,467,238)	41,596,569	78,024,159
Net Increase (Decrease) in Net Assets Resulting From Operations	$(30,934,418)	$38,181,352	$77,318,766

See Notes to Financial Statements.	29

Statements of Changes in Net Assets

	Calibrated Dividend Growth Fund
	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	November 30, 2015	November 30, 2014
Operations:
Net investment income (loss)	$34,532,820	$31,080,506
Net realized gain on investments and futures contracts	127,451,614	262,144,241
Net change in unrealized appreciation/depreciation on investments and futures contracts	(192,918,852)	(38,934,966)
Net increase (decrease) in net assets resulting from operations	(30,934,418)	254,289,781
Distributions to shareholders from:
Net investment income
Class A	(27,983,658)	(24,669,258)
Class B	(262,342)	(302,522)
Class C	(2,748,716)	(2,143,502)
Class F	(2,238,638)	(1,732,449)
Class I	(343,540)	(316,200)
Class P	(34,223)	(34,032)
Class R2	(13,524)	(28,736)
Class R3	(359,701)	(295,287)
Class R4	(47)	–
Class R5	(53)	–
Class R6	(53)	–
Net realized gain
Class A	(204,826,515)	(37,788,080)
Class B	(4,165,693)	(998,547)
Class C	(33,942,472)	(5,449,033)
Class F	(15,357,019)	(2,218,615)
Class I	(2,112,318)	(491,483)
Class P	(331,949)	(54,267)
Class R2	(235,751)	(56,915)
Class R3	(2,853,161)	(490,397)
Total distributions to shareholders	(297,809,373)	(77,069,323)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	248,530,649	283,228,973
Reinvestment of distributions	280,775,978	72,663,418
Cost of shares reacquired	(434,878,158)	(474,468,116)
Net increase (decrease) in net assets resulting from capital share transactions	94,428,469	(118,575,725)
Net increase (decrease) in net assets	(234,315,322)	58,644,733
NET ASSETS:
Beginning of year	$2,137,990,154	$2,079,345,421
End of year	$1,903,674,832	$2,137,990,154
Undistributed (distributions in excess of) net investment income	$5,639,444	$5,091,119

30	See Notes to Financial Statements.

Growth Opportunities Fund		Small Cap Value Fund
For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
November 30, 2015	November 30, 2014	November 30, 2015	November 30, 2014

$(3,415,217)	$(3,077,924)	$(705,393)	$3,047,315
82,108,893	100,561,752	277,559,730	418,545,725

(40,512,324)	(30,625,027)	(199,535,571)	(347,141,765)

38,181,352	66,858,801	77,318,766	74,451,275

–	–	–	–
–	–	–	–
–	–	(6)	–
–	–	(54,315)	(16,608)
–	–	(2,585,855)	(2,802,819)
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–

(57,428,805)	(70,611,286)	(164,374,083)	(277,385,635)
(1,794,480)	(2,979,709)	(932,213)	(1,291,461)
(10,132,069)	(11,867,750)	(11,496,541)	(11,631,329)
(2,750,031)	(2,873,511)	(6,958,715)	(9,415,420)
(25,446,921)	(15,316,480)	(209,206,414)	(380,080,796)
(612,034)	(784,615)	(23,611,893)	(38,645,196)
(148,110)	(242,327)	(37,049)	(61,099)
(4,140,062)	(5,534,389)	(1,927,189)	(2,185,459)
(102,452,512)	(110,210,067)	(421,184,273)	(723,515,822)

93,134,440	170,709,125	182,854,784	316,849,341
97,697,767	104,620,269	390,788,738	672,761,954
(242,241,142)	(146,498,937)	(824,913,240)	(1,884,401,765)

(51,408,935)	128,830,457	(251,269,718)	(894,790,470)
(115,680,095)	85,479,191	(595,135,225)	(1,543,855,017)

$749,905,289	$664,426,098	$1,915,921,173	$3,459,776,190
$634,225,194	$749,905,289	$1,320,785,948	$1,915,921,173
$(105,928)	$(103,286)	$(1,228,326)	$2,162,722

See Notes to Financial Statements.	31

Financial Highlights

CALIBRATED DIVIDEND GROWTH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	Unrealized	Opera-	investment	realized	distri-
	of period	income(a)	gain (loss)	tions	income	gain	butions
Class A
11/30/2015	$16.97	$0.26	$(0.46)	$(0.20)	$(0.26)	$(2.09)	$(2.35)
11/30/2014	15.57	0.25	1.75	2.00	(0.24)	(0.36)	(0.60)
11/30/2013	12.66	0.24	3.00	3.24	(0.33)	–	(0.33)
11/30/2012	11.43	0.29	1.27	1.56	(0.33)	–	(0.33)
11/30/2011	11.26	0.29	0.17	0.46	(0.29)	–	(0.29)

Class B
11/30/2015	16.82	0.15	(0.46)	(0.31)	(0.14)	(2.09)	(2.23)
11/30/2014	15.44	0.13	1.74	1.87	(0.13)	(0.36)	(0.49)
11/30/2013	12.55	0.14	2.97	3.11	(0.22)	–	(0.22)
11/30/2012	11.33	0.20	1.26	1.46	(0.24)	–	(0.24)
11/30/2011	11.16	0.21	0.17	0.38	(0.21)	–	(0.21)

Class C
11/30/2015	16.81	0.15	(0.45)	(0.30)	(0.15)	(2.09)	(2.24)
11/30/2014	15.44	0.14	1.72	1.86	(0.13)	(0.36)	(0.49)
11/30/2013	12.57	0.14	2.97	3.11	(0.24)	–	(0.24)
11/30/2012	11.35	0.20	1.27	1.47	(0.25)	–	(0.25)
11/30/2011	11.18	0.21	0.17	0.38	(0.21)	–	(0.21)

Class F
11/30/2015	16.96	0.29	(0.47)	(0.18)	(0.28)	(2.09)	(2.37)
11/30/2014	15.56	0.28	1.74	2.02	(0.26)	(0.36)	(0.62)
11/30/2013	12.65	0.27	2.99	3.26	(0.35)	–	(0.35)
11/30/2012	11.43	0.31	1.27	1.58	(0.36)	–	(0.36)
11/30/2011	11.25	0.32	0.18	0.50	(0.32)	–	(0.32)

Class I
11/30/2015	17.07	0.30	(0.46)	(0.16)	(0.30)	(2.09)	(2.39)
11/30/2014	15.66	0.30	1.75	2.05	(0.28)	(0.36)	(0.64)
11/30/2013	12.73	0.30	3.00	3.30	(0.37)	–	(0.37)
11/30/2012	11.50	0.30	1.30	1.60	(0.37)	–	(0.37)
11/30/2011	11.33	0.32	0.18	0.50	(0.33)	–	(0.33)

Class P
11/30/2015	17.02	0.24	(0.47)	(0.23)	(0.23)	(2.09)	(2.32)
11/30/2014	15.62	0.23	1.74	1.97	(0.21)	(0.36)	(0.57)
11/30/2013	12.70	0.22	3.00	3.22	(0.30)	–	(0.30)
11/30/2012	11.46	0.27	1.28	1.55	(0.31)	–	(0.31)
11/30/2011	11.29	0.28	0.16	0.44	(0.27)	–	(0.27)

32	See Notes to Financial Statements.

		Ratios to average net assets:			Supplemental Data:

		Total
		expenses
Net		after		Net	Net
asset		waivers		invest-	assets,	Portfolio
value,	Total	and/or	Total	ment	end of	turnover
end of	return(b)	reimbursements	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$14.42	(1.34)	0.85	1.07	1.80	$1,498,459	57.79
16.97	13.28	0.85	1.07	1.62	1,663,444	73.33
15.57	26.09	0.85	1.18	1.73	1,646,617	54.87	(c)
12.66	13.77	1.23	1.31	2.33	848,026	102.89
11.43	4.03	1.30	1.30	2.45	898,508	22.87
14.28	(2.10)	1.60	1.82	1.04	19,756	57.79
16.82	12.43	1.60	1.82	0.85	33,641	73.33
15.44	25.14	1.60	1.93	1.00	43,235	54.87	(c)
12.55	13.04	1.90	1.98	1.67	31,891	102.89
11.33	3.36	1.95	1.95	1.78	39,643	22.87
14.27	(2.03)	1.60	1.82	1.06	245,055	57.79
16.81	12.42	1.59	1.81	0.87	272,167	73.33
15.44	25.14	1.60	1.91	0.97	232,350	54.87	(c)
12.57	13.06	1.88	1.98	1.67	61,096	102.89
11.35	3.39	1.94	1.95	1.82	57,695	22.87
14.41	(1.20)	0.70	0.92	1.95	99,737	57.79
16.96	13.46	0.70	0.92	1.77	123,836	73.33
15.56	26.31	0.70	1.02	1.86	96,398	54.87	(c)
12.65	13.97	0.98	1.08	2.57	14,857	102.89
11.43	4.39	1.05	1.06	2.70	8,251	22.87
14.52	(1.09)	0.60	0.82	2.05	15,507	57.79
17.07	13.54	0.60	0.82	1.89	17,061	73.33
15.66	26.41	0.60	0.92	2.06	34,361	54.87	(c)
12.73	14.08	0.97	0.98	2.54	3,497	102.89
11.50	4.37	0.95	0.95	2.72	100,317	22.87
14.47	(1.56)	1.05	1.27	1.60	1,834	57.79
17.02	13.03	1.05	1.27	1.42	2,714	73.33
15.62	25.81	1.05	1.38	1.55	2,355	54.87	(c)
12.70	13.60	1.35	1.43	2.22	1,638	102.89
11.46	4.00	1.40	1.41	2.35	1,910	22.87

See Notes to Financial Statements.	33

Financial Highlights (continued)

CALIBRATED DIVIDEND GROWTH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(a)	gain (loss)	tions	income	gain	butions
Class R2
11/30/2015	$17.05	$0.21	$(0.46)	$(0.25)	$(0.19)	$(2.09)	$(2.28)
11/30/2014	15.65	0.20	1.75	1.95	(0.19)	(0.36)	(0.55)
11/30/2013	12.73	0.23	2.98	3.21	(0.29)	–	(0.29)
11/30/2012	11.49	0.26	1.28	1.54	(0.30)	–	(0.30)
11/30/2011	11.31	0.28	0.15	0.43	(0.25)	–	(0.25)

Class R3
11/30/2015	16.91	0.23	(0.46)	(0.23)	(0.23)	(2.09)	(2.32)
11/30/2014	15.52	0.22	1.74	1.96	(0.21)	(0.36)	(0.57)
11/30/2013	12.62	0.22	2.98	3.20	(0.30)	–	(0.30)
11/30/2012	11.40	0.26	1.27	1.53	(0.31)	–	(0.31)
11/30/2011	11.24	0.28	0.15	0.43	(0.27)	–	(0.27)

Class R4
6/30/2015 to 11/30/2015(d)	14.37	0.11	0.01 (e)	0.12	(0.07)	–	–

Class R5
6/30/2015 to 11/30/2015(d)	14.46	0.13	0.01 (e)	0.14	(0.08)	–	–

Class R6
6/30/2015 to 11/30/2015(d)	14.46	0.13	0.01 (e)	0.14	(0.08)	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Classic Stock Fund on November 22, 2013.
(d)	Commenced on June 30, 2015.
(e)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses.
(f)	Not annualized.
(g)	Annualized.

34	See Notes to Financial Statements.

			Ratios to average net assets:				Supplemental Data:

			Total
			expenses
Net			after			Net	Net
asset			waivers			invest-	assets,	Portfolio
value,	Total		and/or	Total		ment	end of	turnover
end of	return(b)		reimbursements	expenses		income	period	rate
period	(%)		(%)	(%)		(%)	(000)	(%)

$14.52	(1.69)		1.20	1.42		1.44	$1,108	57.79
17.05	12.86		1.20	1.42		1.26	1,940	73.33
15.65	25.64		1.20	1.52		1.57	2,442	54.87 (c)
12.73	13.46		1.46	1.55		2.10	112	102.89
11.49	3.90		1.54	1.55		2.43	103	22.87

14.36	(1.57)		1.08	1.30		1.57	22,189	57.79
16.91	13.05		1.09	1.31		1.38	23,187	73.33
15.52	25.79		1.10	1.42		1.57	21,587	54.87 (c)
12.62	13.57		1.38	1.48		2.15	3,980	102.89
11.40	3.91		1.45	1.45		2.35	3,135	22.87

14.42	0.85	(f)	0.85 (g)	1.07	(g)	1.85 (g)	10	57.79

14.52	0.98	(f)	0.60 (g)	0.82	(g)	2.11 (g)	10	57.79

14.52	0.98	(f)	0.49 (g)	0.70	(g)	2.22 (g)	10	57.79

See Notes to Financial Statements.	35

Financial Highlights (continued)

GROWTH OPPORTUNITIES FUND

		Per Share Operating Performance:
					Distributions to
					shareholders
		Investment operations:			from:
	Net asset		Net			Net asset
	value,	Net	realized and	Total from	Net	value,
	beginning of	investment	unrealized	investment	realized	end of
	period	loss(a)	gain	operations	gain	period
Class A
11/30/2015	$23.75	$(0.10)	$1.09	$0.99	$(3.26)	$21.48
11/30/2014	25.70	(0.09)	2.40	2.31	(4.26)	23.75
11/30/2013	19.16	(0.12)	6.66	6.54	– (c)	25.70
11/30/2012	21.30	(0.09)	1.12	1.03	(3.17)	19.16
11/30/2011	21.44	(0.14)	–	(0.14)	–	21.30

Class B
11/30/2015	20.06	(0.21)	0.90	0.69	(3.26)	17.49
11/30/2014	22.50	(0.22)	2.04	1.82	(4.26)	20.06
11/30/2013	16.88	(0.22)	5.84	5.62	– (c)	22.50
11/30/2012	19.27	(0.19)	0.97	0.78	(3.17)	16.88
11/30/2011	19.52	(0.26)	0.01	(0.25)	–	19.27

Class C
11/30/2015	20.06	(0.21)	0.89	0.68	(3.26)	17.48
11/30/2014	22.49	(0.21)	2.04	1.83	(4.26)	20.06
11/30/2013	16.87	(0.23)	5.85	5.62	– (c)	22.49
11/30/2012	19.26	(0.19)	0.97	0.78	(3.17)	16.87
11/30/2011	19.51	(0.26)	0.01	(0.25)	–	19.26

Class F
11/30/2015	24.29	(0.07)	1.12	1.05	(3.26)	22.08
11/30/2014	26.15	(0.06)	2.46	2.40	(4.26)	24.29
11/30/2013	19.44	(0.06)	6.77	6.71	– (c)	26.15
11/30/2012	21.52	(0.04)	1.13	1.09	(3.17)	19.44
11/30/2011	21.61	(0.09)	–	(0.09)	–	21.52

Class I
11/30/2015	25.75	(0.05)	1.19	1.14	(3.26)	23.63
11/30/2014	27.45	(0.04)	2.60	2.56	(4.26)	25.75
11/30/2013	20.38	(0.04)	7.11	7.07	– (c)	27.45
11/30/2012	22.38	(0.04)	1.21	1.17	(3.17)	20.38
11/30/2011	22.45	(0.07)	–	(0.07)	–	22.38

Class P
11/30/2015	23.48	(0.14)	1.07	0.93	(3.26)	21.15
11/30/2014	25.49	(0.13)	2.38	2.25	(4.26)	23.48
11/30/2013	19.02	(0.13)	6.60	6.47	– (c)	25.49
11/30/2012	21.19	(0.11)	1.11	1.00	(3.17)	19.02
11/30/2011	21.35	(0.17)	0.01	(0.16)	–	21.19

36	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

	Total expenses
	after		Net	Net assets,	Portfolio
Total	waivers and/or	Total	investment	end of	turnover
return(b)	reimbursements	expenses	loss	period	rate
(%)	(%)	(%)	(%)	(000)	(%)

4.78	1.28	1.28	(0.46)	$409,626	96.81
10.41	1.31	1.31	(0.41)	419,614	207.44
34.16	1.40	1.40	(0.51)	428,573	118.03
6.96	1.42	1.44	(0.48)	351,427	145.62
(0.65)	1.45	1.46	(0.64)	389,211	121.66

4.05	2.02	2.02	(1.20)	6,691	96.81
9.57	2.03	2.03	(1.12)	11,184	207.44
33.40	2.05	2.05	(1.12)	16,020	118.03
6.22	2.07	2.09	(1.14)	18,614	145.62
(1.28)	2.09	2.11	(1.27)	29,129	121.66

4.00	2.02	2.02	(1.20)	61,670	96.81
9.63	2.02	2.02	(1.11)	62,897	207.44
33.34	2.04	2.04	(1.15)	62,815	118.03
6.28	2.06	2.08	(1.12)	51,427	145.62
(1.28)	2.06	2.08	(1.25)	58,336	121.66

4.95	1.13	1.13	(0.31)	21,956	96.81
10.60	1.13	1.13	(0.24)	20,503	207.44
34.54	1.15	1.15	(0.27)	17,739	118.03
7.20	1.17	1.19	(0.23)	13,652	145.62
(0.42)	1.20	1.22	(0.41)	14,594	121.66

5.07	1.03	1.03	(0.19)	101,063	96.81
10.70	1.03	1.03	(0.16)	200,573	207.44
34.67	1.06	1.06	(0.16)	99,819	118.03
7.29	1.07	1.09	(0.18)	78,051	145.62
(0.31)	1.10	1.12	(0.30)	61,928	121.66

4.56	1.48	1.48	(0.66)	3,998	96.81
10.23	1.48	1.48	(0.58)	4,521	207.44
34.04	1.51	1.51	(0.57)	4,723	118.03
6.83	1.53	1.54	(0.60)	5,017	145.62
(0.75)	1.55	1.57	(0.74)	8,074	121.66

See Notes to Financial Statements.	37

Financial Highlights (continued)

GROWTH OPPORTUNITIES FUND

			Per Share Operating Performance:
						Distributions to
						shareholders
		Investment operations:				from:
	Net asset		Net				Net asset
	value,	Net	realized and		Total from	Net	value,
	beginning of	investment	unrealized		investment	realized	end of
	period	loss(a)	gain (loss)		operations	gain	period
Class R2
11/30/2015	$23.20	$(0.17)	$1.06		$0.89	$(3.26)	$20.83
11/30/2014	25.27	(0.16)	2.35		2.19	(4.26)	23.20
11/30/2013	18.88	(0.16)	6.55		6.39	– (c)	25.27
11/30/2012	21.09	(0.14)	1.10		0.96	(3.17)	18.88
11/30/2011	21.28	(0.21)	0.02		(0.19)	–	21.09

Class R3
11/30/2015	23.44	(0.15)	1.08		0.93	(3.26)	21.11
11/30/2014	25.47	(0.14)	2.37		2.23	(4.26)	23.44
11/30/2013	19.01	(0.15)	6.61		6.46	– (c)	25.47
11/30/2012	21.19	(0.12)	1.11		0.99	(3.17)	19.01
11/30/2011	21.36	(0.18)	0.01		(0.17)	–	21.19

Class R4
6/30/2015 to 11/30/2015(d)	22.27	(0.04)	(0.75	)(e)	(0.79)	–	21.48

Class R5
6/30/2015 to 11/30/2015(d)	24.48	(0.02)	(0.82	)(e)	(0.84)	–	23.64

Class R6
6/30/2015 to 11/30/2015(d)	24.48	(0.01)	(0.82	)(e)	(0.83)	–	23.65

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on June 30, 2015.
(e)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses.
(f)	Not annualized.
(g)	Annualized.

38	See Notes to Financial Statements.

		Ratios to Average Net Assets:					Supplemental Data:

		Total expenses
		after			Net		Net assets,	Portfolio
Total		waivers and/or	Total		investment		end of	turnover
return(b)		reimbursements	expenses		loss		period	rate
(%)		(%)	(%)		(%)		(000)	(%)

4.42		1.63	1.63		(0.80)		$941	96.81
10.06		1.63	1.63		(0.72)		1,063	207.44
33.87		1.66	1.66		(0.73)		1,436	118.03
6.70		1.67	1.69		(0.74)		1,515	145.62
(0.94)		1.70	1.72		(0.92)		1,505	121.66

4.56		1.52	1.52		(0.71)		28,251	96.81
10.15		1.53	1.53		(0.62)		29,999	207.44
34.01		1.55	1.55		(0.65)		33,301	118.03
6.78		1.57	1.58		(0.63)		31,535	145.62
(0.80)		1.59	1.61		(0.81)		26,291	121.66

(3.55	)(f)	1.25 (g)	1.25	(g)	(0.49	)(g)	10	96.81

(3.43	)(f)	1.00 (g)	1.00	(g)	(0.24	)(g)	10	96.81

(3.39	)(f)	0.86 (g)	0.86	(g)	(0.10	)(g)	10	96.81

See Notes to Financial Statements.	39

Financial Highlights (continued)

SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
				Total
		Net	Net	from
	Net asset	invest-	realized	invest-
	value,	ment	and	ment	Net	Net	Total
	beginning	income	unrealized	opera-	investment	realized	distri-
	of period	(loss)(a)	gain (loss)	tions	income	gain	butions
Class A
11/30/2015	$33.61	$(0.04)	$1.33	$1.29	$–	$(7.73)	$(7.73)
11/30/2014	42.09	(0.01)	0.94	0.93	–	(9.41)	(9.41)
11/30/2013	32.24	0.02	10.81	10.83	(0.24)	(0.74)	(0.98)
11/30/2012	29.68	0.18	2.38	2.56	–	–	–
11/30/2011	28.93	(0.07)	0.82	0.75	– (c)	–	– (c)

Class B
11/30/2015	27.02	(0.19)	1.01	0.82	–	(7.73)	(7.73)
11/30/2014	35.87	(0.20)	0.76	0.56	–	(9.41)	(9.41)
11/30/2013	27.57	(0.19)	9.23	9.04	–	(0.74)	(0.74)
11/30/2012	25.56	(0.04)	2.05	2.01	–	–	–
11/30/2011	25.09	(0.25)	0.72	0.47	–	–	–

Class C
11/30/2015	27.04	(0.18)	1.00	0.82	– (c)	(7.73)	(7.73)
11/30/2014	35.89	(0.19)	0.75	0.56	–	(9.41)	(9.41)
11/30/2013	27.63	(0.21)	9.26	9.05	(0.05)	(0.74)	(0.79)
11/30/2012	25.61	(0.03)	2.05	2.02	–	–	–
11/30/2011	25.14	(0.24)	0.71	0.47	–	–	–

Class F
11/30/2015	33.66	– (c)	1.33	1.33	(0.06)	(7.73)	(7.79)
11/30/2014	42.10	0.07	0.92	0.99	(0.02)	(9.41)	(9.43)
11/30/2013	32.26	0.09	10.81	10.90	(0.32)	(0.74)	(1.06)
11/30/2012	29.64	0.26	2.36	2.62	–	–	–
11/30/2011	28.90	– (c)	0.80	0.80	(0.06)	–	(0.06)

Class I
11/30/2015	36.46	0.03	1.47	1.50	(0.10)	(7.73)	(7.83)
11/30/2014	44.83	0.10	1.01	1.11	(0.07)	(9.41)	(9.48)
11/30/2013	34.28	0.14	11.49	11.63	(0.34)	(0.74)	(1.08)
11/30/2012	31.46	0.30	2.52	2.82	–	–	–
11/30/2011	30.67	0.03	0.85	0.88	(0.09)	–	(0.09)

Class P
11/30/2015	32.95	(0.10)	1.31	1.21	–	(7.73)	(7.73)
11/30/2014	41.50	(0.06)	0.92	0.86	–	(9.41)	(9.41)
11/30/2013	31.79	(0.03)	10.66	10.63	(0.18)	(0.74)	(0.92)
11/30/2012	29.31	0.13	2.35	2.48	–	–	–
11/30/2011	28.62	(0.11)	0.80	0.69	–	–	–

40	See Notes to Financial Statements.

		Ratios to average net assets:		Supplemental Data:

Net			Net	Net
asset			invest-	assets,	Portfolio
value,	Total	Total	ment	end of	turnover
end of	return(b)	expenses	income	period	rate
period	(%)	(%)	(%)	(000)	(%)

$27.17	4.76	1.21	(0.15)	$456,843	43.70
33.61	2.79	1.24	(0.02)	732,067	30.70
42.09	34.52	1.23	0.05	1,253,920	71.13
32.24	8.63	1.23	0.57	1,247,956	28.91
29.68	2.60	1.23	(0.22)	1,470,064	41.95

20.11	3.97	1.97	(0.92)	1,827	43.70
27.02	2.06	1.95	(0.73)	3,280	30.70
35.87	33.64	1.92	(0.61)	4,938	71.13
27.57	7.82	1.93	(0.15)	6,406	28.91
25.56	1.87	1.92	(0.91)	9,612	41.95

20.13	3.97	1.96	(0.91)	35,312	43.70
27.04	2.09	1.94	(0.72)	40,536	30.70
35.89	33.56	1.93	(0.65)	44,246	71.13
27.63	7.89	1.92	(0.12)	37,988	28.91
25.61	1.87	1.92	(0.90)	41,597	41.95

27.20	4.90	1.06	(0.01)	24,246	43.70
33.66	2.96	1.04	0.20	30,238	30.70
42.10	34.81	1.03	0.24	46,280	71.13
32.26	8.84	1.03	0.83	52,084	28.91
29.64	2.76	1.04	0.01	32,597	41.95

30.13	5.01	0.96	0.09	736,890	43.70
36.46	3.08	0.95	0.27	1,000,533	30.70
44.83	34.93	0.93	0.35	1,923,378	71.13
34.28	8.96	0.93	0.88	1,862,546	28.91
31.46	2.84	0.93	0.09	1,855,748	41.95

26.43	4.57	1.42	(0.36)	58,957	43.70
32.95	2.62	1.40	(0.18)	100,846	30.70
41.50	34.32	1.38	(0.09)	174,584	71.13
31.79	8.46	1.38	0.42	192,603	28.91
29.31	2.41	1.38	(0.37)	231,655	41.95

See Notes to Financial Statements.	41

Financial Highlights (concluded)

SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment operations:				Distributions to shareholders from:
					Total
		Net	Net		from
	Net asset	invest-	realized		invest-
	value,	ment	and		ment	Net	Net	Total
	beginning	income	unrealized		opera-	investment	realized	distri-
	of period	(loss)(a)	gain (loss)		tions	income	gain	butions
Class R2
11/30/2015	$32.90	$(0.14)	$ 1.30		$ 1.16	$ –	$(7.73)	$(7.73)
11/30/2014	41.51	(0.11)	0.91		0.80	–	(9.41)	(9.41)
11/30/2013	31.81	0.01	10.57		10.58	(0.14)	(0.74)	(0.88)
11/30/2012	29.37	0.09	2.35		2.44	–	–	–
11/30/2011	28.72	(0.11)	0.76		0.65	–	–	–

Class R3
11/30/2015	33.04	(0.10)	1.30		1.20	–	(7.73)	(7.73)
11/30/2014	41.60	(0.06)	0.91		0.85	–	(9.41)	(9.41)
11/30/2013	31.85	(0.05)	10.70		10.65	(0.16)	(0.74)	(0.90)
11/30/2012	29.38	0.12	2.35		2.47	–	–	–
11/30/2011	28.69	(0.11)	0.80		0.69	–	–	–

Class R4
6/30/2015 to 11/30/2015(d)	27.41	(0.03)	(0.21	)(e)	(0.24)	–	–	–

Class R5
6/30/2015 to 11/30/2015(d)	30.37	– (c)	(0.23	)(e)	(0.23)	–	–	–

Class R6
6/30/2015 to 11/30/2015(d)	30.37	0.01	(0.23	)(e)	(0.22)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on June 30, 2015.
(e)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses.
(f)	Not annualized.
(g)	Annualized.

42	See Notes to Financial Statements.

			Ratios to average net assets:				Supplemental Data:

Net					Net		Net
asset					invest-		assets,	Portfolio
value,	Total		Total		ment		end of	turnover
end of	return(b)		expenses		income		period	rate
period	(%)		(%)		(%)		(000)	(%)

$26.33	4.38		1.56		(0.55)		$288	43.70
32.90	2.44		1.56		(0.35)		154	30.70
41.51	34.08		1.53		0.04		268	71.13
31.81	8.31		1.53		0.28		6,910	28.91
29.37	2.26		1.56		(0.38)		7,205	41.95

26.51	4.52		1.44		(0.39)		6,395	43.70
33.04	2.59		1.42		(0.19)		8,266	30.70
41.60	34.30		1.42		(0.14)		12,162	71.13
31.85	8.41		1.42		0.39		11,635	28.91
29.38	2.41		1.42		(0.37)		10,907	41.95

27.17	(0.88	)(f)	1.16	(g)	(0.23	)(g)	10	43.70

30.14	(0.76	)(f)	0.90	(g)	0.02	(g)	10	43.70

30.15	(0.72	)(f)	0.83	(g)	0.09	(g)	10	43.70

See Notes to Financial Statements.	43

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on April 6, 1992. The Company consists of the following three funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Calibrated Dividend Growth Fund (“Calibrated Dividend Growth Fund”), Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”) and Lord Abbett Small-Cap Value Series (“Small Cap Value Fund”).

Calibrated Dividend Growth Fund’s investment objective is to seek current income and capital appreciation. Growth Opportunities Fund’s investment objective is capital appreciation. Small Cap Value Fund’s investment objective is long-term capital appreciation. Each Fund has eleven classes of shares: Class A, B, C, F, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. Classes R4, R5 and R6 shares commenced on June 30, 2015. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund

Notes to Financial Statements (continued)

may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex- dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2012 through November 30, 2015. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

Notes to Financial Statements (continued)

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on futures contracts in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Futures Contracts–Each Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by each Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Funds will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or

Notes to Financial Statements (continued)

liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Calibrated Dividend Growth Fund
First $1 billion	.65%
Next $1 billion	.60%
Over $2 billion	.55%

Growth Opportunities Fund
First $1 billion	.75%
Next $1 billion	.65%
Next $1 billion	.60%
Over $3 billion	.58%

Small Cap Value Fund
First $2 billion	.75%
Over $2 billion	.70%

For the fiscal year ended November 30, 2015, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective
Management Fee
Calibrated Dividend Growth Fund	.40%
Growth Opportunities Fund	.75%
Small Cap Value Fund	.75%

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets.

For the fiscal year ended November 30, 2015 and continuing through March 31, 2016, Lord Abbett has contractually agreed to waive its fees and reimburse expenses for Calibrated Dividend Growth Fund to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to an annual rate of .60% for each class, other than class R6. For Class R6 shares, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .49%. These agreements may be terminated only upon the approval of the Board.

Each Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), have entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of November 30, 2015, the percentages of Growth Opportunities Fund’s and Small Cap Value Fund’s outstanding shares owned by each Fund of Funds were as follows:

		Underlying Funds
	Growth	Small Cap
Fund of Funds	Opportunities Fund	Value Fund
Lord Abbett Alpha Strategy Fund	–	18.44%
Lord Abbett Diversified Equity Strategy Fund	5.82%	–

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3	Class R4
Service	.25%	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Class I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2015:

	Distributor	Dealers’
	Commissions	Concessions
Calibrated Dividend Growth Fund	$471,468	$2,492,938
Growth Opportunities Fund	72,840	405,134
Small Cap Value Fund	40,797	220,135

Notes to Financial Statements (continued)

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2015:

	Class A	Class C
Calibrated Dividend Growth Fund	$15,660	$20,790
Growth Opportunities Fund	4,498	6,917
Small Cap Value Fund	725	2,913

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly for Calibrated Dividend Growth Fund and annually for Growth Opportunities Fund and Small Cap Value Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distribution that exceed earnings and profits for tax purposes are reported as a tax return of capital.

Subsequent to the Funds’ fiscal year ended November 30, 2015, distributions were declared on December 11, 2015 and paid on December 18, 2015 to shareholders of record on December 17, 2015. The approximate amounts were as follows:

	Net Short-Term	Net Long-Term
	Capital Gain	Capital Gains
Calibrated Dividend Growth Fund	$45,918,000	$ 83,708,000
Growth Opportunities Fund	18,124,000	57,344,000
Small Cap Value Fund	–	228,988,000

The tax character of distributions paid during the fiscal years ended November 30, 2015 and 2014 was as follows:

Calibrated Dividend Growth Fund			Growth Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2015	11/30/2014	11/30/2015	11/30/2014
Distributions paid from:
Ordinary income	$ 98,318,814	$29,521,986	$ 24,867,023	$ 22,156,966
Net long-term capital gains	199,490,559	47,547,337	77,585,489	88,053,101
Total distributions paid	$297,809,373	$77,069,323	$102,452,512	$110,210,067

	Small Cap Value Fund
	Year Ended	Year Ended
	11/30/2015	11/30/2014
Distributions paid from:
Ordinary income	$ 59,212,520	$ 71,403,938
Net long-term capital gains	361,971,753	652,111,884
Total distributions paid	$421,184,273	$723,515,822

Notes to Financial Statements (continued)

As of November 30, 2015, the components of accumulated gains on a tax-basis were as follows:

	Calibrated	Growth
	Dividend	Opportunities	Small Cap
	Growth Fund	Fund	Value Fund
Undistributed ordinary income – net	$51,858,137	$18,122,622	$–
Undistributed long-term capital gains	83,699,941	57,341,387	228,984,115
Total undistributed earnings	135,558,078	75,464,009	228,984,115
Temporary differences	(313,085)	(105,928)	(1,228,326)
Unrealized gains – net	41,563,438	75,426,729	356,812,297
Total accumulated gains – net	$176,808,431	$150,784,810	$584,568,086

At each Funds’ election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. Small Cap Value Fund incurred and will elect to defer late-year ordinary losses of $770,229 during fiscal 2015.

As of November 30, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Calibrated	Growth
	Dividend	Opportunities	Small Cap
	Growth Fund	Fund	Value Fund
Tax cost	$1,856,617,036	$559,572,968	$964,210,870
Gross unrealized gain	152,535,896	91,990,738	376,179,100
Gross unrealized loss	(110,972,458)	(16,564,009)	(19,366,803)
Net unrealized security gain	$41,563,438	$75,426,729	$356,812,297

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended November 30, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed
	(Distributions
	in Excess of)	Accumulated
	Net Investment	Net Realized
	Income	Gain	Paid-in Capital
Growth Opportunities Fund	$3,412,575	$(3,412,575)	$–
Small Cap Value Fund	(45,479)	(48,633,047)	48,678,526

The permanent differences are attributable to tax treatment of certain securities, certain distributions and net investment loss.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2015 were as follows:

	Purchases	Sales
Calibrated Dividend Growth Fund	$1,160,020,971	$1,327,016,691
Growth Opportunities Fund	666,390,738	827,159,294
Small Cap Value Fund	652,687,843	1,295,087,584

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2015.

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Calibrated Dividend Growth Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended November 30, 2015 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of November 30, 2015, the Fund had futures contracts with unrealized appreciation of $334,756, which is included in the Fund’s Schedule of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities. Amounts of $216,897 and ($24,518) are included in the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 78.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

		Calibrated Dividend Growth Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$6,885,960	$ –	$6,885,960
Total	$6,885,960	$ –	$6,885,960

		Amounts Not Offset in the
	Net Amounts of	Statement of Assets and Liabilities
	Assets Presented		Cash	Securities
	in the Statement of	Financial	Collateral	Collateral	Net
Counterparty	Assets and Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$6,885,960	$ –	$ –	$(6,885,960)	$ –
Total	$6,885,960	$ –	$ –	$(6,885,960)	$ –

Notes to Financial Statements (continued)

		Growth Opportunities Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$3,128,412	$ –	$3,128,412
Total	$3,128,412	$ –	$3,128,412

		Amounts Not Offset in the
	Net Amounts of	Statement of Assets and Liabilities
	Assets Presented		Cash	Securities
	in the Statement of	Financial	Collateral	Collateral	Net
Counterparty	Assets and Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$3,128,412	$ –	$ –	$(3,128,412)	$ –
Total	$3,128,412	$ –	$ –	$(3,128,412)	$ –

			Small Cap Value Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$10,303,378	$ –	$10,303,378
Total	$10,303,378	$ –	$10,303,378

		Amounts Not Offset in the
	Net Amounts of	Statement of Assets and Liabilities
	Assets Presented		Cash	Securities
	in the Statement of	Financial	Collateral	Collateral	Net
Counterparty	Assets and Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$10,303,378	$ –	$ –	$(10,303,378)	$ –
Total	$10,303,378	$ –	$ –	$(10,303,378)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2015.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statements of Operations and in Directors’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

Notes to Financial Statements (continued)

10.	LINE OF CREDIT

Effective August 31, 2015, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of: liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016. As of November 30, 2015, there were no loans outstanding pursuant to this Facility.

Prior to August 31, 2015, the Funds and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended November 30, 2015, Small Cap Value Fund utilized the SSB Facility from January 1, 2015 through January 5, 2015 with borrowing ranging from $40,000,000 to $55,000,000. The average interest rate during the period was 1.24%, and total interest paid amounted to $7,061, which is included in other expenses in the Statement of Operations. On January 6, 2015, Small Cap Value Fund fully repaid its borrowings to the Facility.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

12.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies and/or sectors in which the Funds invest.

Calibrated Dividend Growth Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a rising market. Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

Growth Opportunities Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Due to the Fund’s investment exposure to American Depositary Receipts and foreign companies and markets, the Fund may experience increased market, liquidity, currency, political, information and other risks.

Notes to Financial Statements (continued)

Small Cap Value Fund has particular risks associated with small company value stocks. Small company value stocks may perform differently than the market as a whole and other types of stocks, such as large company stocks or growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small cap company stocks may be more volatile and less liquid than large cap company stocks. Also, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect each Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

		Year Ended		Year Ended
Calibrated Dividend Growth Fund	November 30, 2015		November 30, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	10,151,968	$149,821,700	10,435,506	$163,894,620
Converted from Class B*	524,416	7,641,833	454,918	7,143,531
Reinvestment of distributions	15,316,996	227,422,676	3,950,509	60,909,892
Shares reacquired	(20,091,802)	(295,057,682)	(22,582,694)	(353,777,010)
Increase (decrease)	5,901,578	$89,828,527	(7,741,761)	$(121,828,967)

Class B Shares
Shares sold	44,353	$653,866	71,500	$1,110,182
Reinvestment of distributions	284,443	4,192,361	80,297	1,219,537
Shares reacquired	(415,917)	(6,025,978)	(493,300)	(7,671,588)
Converted to Class A*	(529,614)	(7,641,833)	(458,921)	(7,143,531)
Decrease	(616,735)	$(8,821,584)	(800,424)	$(12,485,400)

Class C Shares
Shares sold	3,158,542	$46,427,064	3,510,726	$54,519,614
Reinvestment of distributions	2,077,102	30,566,928	404,325	6,155,807
Shares reacquired	(4,245,568)	(61,609,993)	(2,777,112)	(43,352,827)
Increase	990,076	$15,383,999	1,137,939	$17,322,594

Class F Shares
Shares sold	2,609,477	$38,695,419	3,414,640	$53,999,366
Reinvestment of distributions	953,341	14,150,137	204,642	3,159,441
Shares reacquired	(3,942,873)	(57,510,434)	(2,513,449)	(39,345,508)
Increase (decrease)	(380,055)	$(4,664,878)	1,105,833	$17,813,299

Class I Shares
Shares sold	371,127	$5,569,829	254,026	$4,017,629
Reinvestment of distributions	45,157	673,327	19,017	293,984
Shares reacquired	(347,669)	(5,135,748)	(1,468,119)	(22,812,745)
Increase (decrease)	68,615	$1,107,408	(1,195,076)	$(18,501,132)

Class P Shares
Shares sold	13,242	$195,693	32,133	$493,965
Reinvestment of distributions	24,527	366,145	5,707	88,255
Shares reacquired	(70,477)	(1,046,724)	(29,218)	(458,092)
Increase (decrease)	(32,708)	$(484,886)	8,622	$124,128

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Calibrated Dividend Growth Fund	November 30, 2015		November 30, 2014
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	35,322	$520,365	31,447	$495,310
Reinvestment of distributions	13,194	197,668	3,337	51,585
Shares reacquired	(85,939)	(1,295,646)	(77,073)	(1,243,776)
Decrease	(37,423)	$(577,613)	(42,289)	$(696,881)

Class R3 Shares
Shares sold	453,086	$6,616,713	299,877	$4,698,287
Reinvestment of distributions	216,769	3,206,583	51,115	784,917
Shares reacquired	(495,755)	(7,195,953)	(370,414)	(5,806,570)
Increase (decrease)	174,100	$2,627,343	(19,422)	$(323,366)

Class R4 Shares(a)
Shares sold	695.89	$10,000	–	$–
Reinvestment of distributions	3.47	47	–	–
Increase	699.36	$10,047	–	$–

Class R5 Shares(a)
Shares sold	691.563	$10,000	–	$–
Reinvestment of distributions	3.884	53	–	–
Increase	695.447	$10,053	–	$–

Class R6 Shares(a)
Shares sold	691.563	$10,000	–	$–
Reinvestment of distributions	3.884	53	–	–
Increase	695.447	$10,053	–	$–
		Year Ended		Year Ended
Growth Opportunities Fund	November 30, 2015		November 30, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,232,400	$48,695,601	1,609,429	$36,467,154
Converted from Class B*	107,884	2,326,941	134,612	3,030,864
Reinvestment of distributions	2,682,312	55,228,791	3,126,877	68,353,491
Shares reacquired	(3,602,773)	(77,603,195)	(3,895,806)	(88,477,588)
Increase	1,419,823	$28,648,138	975,112	$19,373,921

Class B Shares
Shares sold	18,252	$321,496	21,200	$401,523
Reinvestment of distributions	102,000	1,721,767	152,279	2,830,871
Shares reacquired	(162,990)	(2,894,908)	(169,472)	(3,290,702)
Converted to Class A*	(131,997)	(2,326,941)	(158,730)	(3,030,864)
Decrease	(174,735)	$(3,178,586)	(154,723)	$(3,089,172)

Class C Shares
Shares sold	662,098	$11,677,876	457,434	$8,774,537
Reinvestment of distributions	525,937	8,872,558	551,584	10,248,424
Shares reacquired	(795,929)	(14,041,729)	(666,220)	(12,825,370)
Increase	392,106	$6,508,705	342,798	$6,197,591

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Growth Opportunities Fund	November 30, 2015		November 30, 2014
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	352,739	$7,856,043	432,236	$10,131,595
Reinvestment of distributions	113,626	2,400,931	105,481	2,354,330
Shares reacquired	(316,095)	(6,968,309)	(371,942)	(8,534,653)
Increase	150,270	$3,288,665	165,775	$3,951,272

Class I Shares
Shares sold	612,051	$14,652,268	4,298,345	$107,281,743
Reinvestment of distributions	1,091,832	24,664,495	608,970	14,389,956
Shares reacquired	(5,217,871)	(126,918,414)	(753,795)	(18,408,493)
Increase (decrease)	(3,513,988)	$(87,601,651)	4,153,520	$103,263,206

Class P Shares
Shares sold	54,360	$1,171,709	29,829	$672,726
Reinvestment of distributions	30,106	611,458	36,223	783,859
Shares reacquired	(88,059)	(1,876,966)	(58,753)	(1,311,707)
Increase (decrease)	(3,593)	$(93,799)	7,299	$144,878

Class R2 Shares
Shares sold	14,595	$301,318	19,884	$438,214
Reinvestment of distributions	3,021	60,503	5,909	126,513
Shares reacquired	(18,258)	(393,537)	(36,789)	(818,898)
Decrease	(642)	$(31,716)	(10,996)	$(254,171)

Class R3 Shares
Shares sold	393,812	$8,428,129	291,377	$6,541,633
Reinvestment of distributions	204,007	4,137,264	255,910	5,532,825
Shares reacquired	(539,017)	(11,544,084)	(575,045)	(12,831,526)
Increase (decrease)	58,802	$1,021,309	(27,758)	$(757,068)

Class R4 Shares(a)
Shares sold	449	$10,000	–	$–
Increase	449	$10,000	–	$–

Class R5 Shares(a)
Shares sold	408.50	$10,000	–	$–
Increase	408.50	$10,000	–	$–

Class R6 Shares(a)
Shares sold	408.50	$10,000	–	$–
Increase	408.50	$10,000	–	$–
		Year Ended		Year Ended
Small Cap Value Fund	November 30, 2015		November 30, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,283,854	$61,093,030	3,759,950	$124,944,203
Converted from Class B*	29,578	787,345	28,855	953,745
Reinvestment of distributions	5,765,942	150,548,762	7,687,485	251,918,889
Shares reacquired	(13,044,825)	(347,890,148)	(19,484,529)	(648,755,948)
Decrease	(4,965,451)	$(135,461,011)	(8,008,239)	$(270,939,111)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Small Cap Value Fund	November 30, 2015		November 30, 2014
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	3,795	$74,194	6,084	$166,647
Reinvestment of distributions	45,917	893,548	46,768	1,240,293
Shares reacquired	(40,484)	(799,751)	(33,360)	(896,999)
Converted to Class A*	(39,796)	(787,345)	(35,762)	(953,745)
Decrease	(30,568)	$(619,354)	(16,270)	$(443,804)

Class C Shares
Shares sold	296,089	$5,910,649	243,252	$6,544,557
Reinvestment of distributions	444,216	8,653,319	315,798	8,381,268
Shares reacquired	(485,263)	(9,783,690)	(292,841)	(7,850,904)
Increase	255,042	$4,780,278	266,209	$7,074,921

Class F Shares
Shares sold	306,877	$8,382,613	333,879	$11,059,928
Reinvestment of distributions	186,176	4,861,060	214,774	7,035,990
Shares reacquired	(499,989)	(13,418,569)	(749,787)	(25,562,792)
Decrease	(6,936)	$(174,896)	(201,134)	$(7,466,874)

Class I Shares
Shares sold	3,235,185	$95,987,080	4,469,996	$161,085,330
Reinvestment of distributions	6,932,724	200,286,377	10,248,517	363,309,951
Shares reacquired	(13,152,272)	(393,578,320)	(30,180,591)	(1,106,879,576)
Decrease	(2,984,363)	$(97,304,863)	(15,462,078)	$(582,484,295)

Class P Shares
Shares sold	326,546	$8,959,437	319,328	$10,464,958
Reinvestment of distributions	927,870	23,605,012	1,200,647	38,636,814
Shares reacquired	(2,083,556)	(54,886,046)	(2,666,223)	(87,697,893)
Decrease	(829,140)	$(22,321,597)	(1,146,248)	$(38,596,121)

Class R2 Shares
Shares sold	14,128	$371,782	3,745	$123,362
Reinvestment of distributions	666	16,905	1,657	53,303
Shares reacquired	(8,550)	(224,135)	(7,172)	(225,790)
Increase (decrease)	6,244	$164,552	(1,770)	$(49,125)

Class R3 Shares
Shares sold	78,390	$2,045,999	74,816	$2,460,356
Reinvestment of distributions	75,351	1,923,755	67,724	2,185,446
Shares reacquired	(162,705)	(4,332,581)	(184,728)	(6,531,863)
Decrease	(8,964)	$(362,827)	(42,188)	$(1,886,061)

Class R4 Shares(a)
Shares sold	364.83	$10,000	–	$–
Increase	364.83	$10,000	–	$–

Class R5 Shares(a)
Shares sold	329.27	$10,000	–	$–
Increase	329.27	$10,000	–	$–

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
Small Cap Value Fund	November 30, 2015		November 30, 2014
Class R6 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	329.27	$10,000	–	$–
Increase	329.27	$10,000	–	$–

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced at the close of business on June 30, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Research Fund, Inc. and the Shareholders of Small Cap Value Fund, Lord Abbett Calibrated Dividend Growth Fund, and Lord Abbett Growth Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Research Fund, Inc. comprising the Small Cap Value Fund, Lord Abbett Calibrated Dividend Growth Fund, and Lord Abbett Growth Opportunities Fund (collectively, the “Funds”), as of November 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Lord Abbett Research Fund, Inc. as of November 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

January 15, 2016

Supplemental Proxy Information

A joint special meeting of shareholders of Calibrated Dividend Growth Fund, Growth Opportunities Fund, and Small Cap Value Fund was held on November 5, 2015, and, with respect to Small Cap Value Fund, was adjourned to December 8, 2015. The joint special meeting was held for shareholders of each Fund to vote on the following matters:

1.	To amend the Fund’s fundamental restrictions related to borrowing and lending to enable the Fund to participate in an interfund lending program; and

2.	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Fund’s current fiscal year.

The results of the proxy solicitation on the preceding matter were as follows:

1. To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(a) Amend the fundamental investment restriction with respect to Borrowing

	Votes For	Votes Against	Abstain	Broker Non-Votes
Calibrated Dividend Growth Fund	47,083,934	2,516,259	4,217,862	15,093,737
Growth Opportunities Fund	11,829,745	507,117	597,386	3,663,637
Small Cap Value Fund	18,654,865	830,392	1,010,632	4,924,720

1. To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(b) Amend the fundamental investment restriction with respect to Lending

	Votes For	Votes Against	Abstain	Broker Non-Votes
Calibrated Dividend Growth Fund	47,071,138	2,523,705	4,223,212	15,093,737
Growth Opportunities Fund	11,821,206	518,134	594,908	3,663,637
Small Cap Value Fund	18,648,333	843,039	1,004,517	4,924,720

2. To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year

	Votes For	Votes Against	Abstain	Broker Non-Votes
Calibrated Dividend Growth Fund	63,788,797	1,186,608	3,936,387	–
Growth Opportunities Fund	15,756,464	269,263	572,158	–
Small Cap Value Fund	23,861,702	597,762	961,145	–

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 - 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 - 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.
Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer, joined Lord Abbett in 1997.
Thomas B. Maher (1967)	Executive Vice President	Elected in 2013	Partner and Portfolio Manager, joined Lord Abbett in 2003.
Justin C. Maurer (1969)	Executive Vice President	Elected in 2013	Partner and Portfolio Manager, joined Lord Abbett in 2001.
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.
Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.
Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Portfolio Manager, joined Lord Abbett in 1997.
John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.
Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy Genera Counsel, joined Lord Abbett in 2004.
Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.
David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 - 2013).
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.
Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.
Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Calibrated Dividend Growth Fund	55%	55%
Growth Opportunities Fund	23%	23%
Small Cap Value Fund	41%	42%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2015, the following amounts represent short-term capital gains and long-term capital gains:

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
Calibrated Dividend Growth Fund	$64,334,319	$199,490,559
Growth Opportunities Fund	24,867,023	77,585,489
Small Cap Value Fund	56,573,039	361,971,753

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc. Lord Abbett Calibrated Dividend Growth Fund Lord Abbett Growth Opportunities Fund Lord Abbett Small-Cap Value Series	LARF-2 (01/16)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2015 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2015 and 2014 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2015	2014
Audit Fees {a}	$126,500	$126,100
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	126,500	126,100

Tax Fees {b}	25,546	24,882
All Other Fees	- 0 -	- 0 -

Total Fees	$152,046	$150,982

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2015 and 2014 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2015 and 2014 were:

	Fiscal year ended:
	2015	2014
All Other Fees {a}	$185,031	$185,734

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2015 and 2014 were:

	Fiscal year ended:
	2015		2014
All Other Fees	$	- 0 -	$	- 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT RESEARCH FUND, INC.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: January 20, 2016

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: January 20, 2016

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 20, 2016